UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: November 24, 2008
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13797 (Commission File Number)	34-1608156 (I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

On November 24, 2008, the Board of Directors of Hawk Corporation approved a stock repurchase plan and authorized the Company to repurchase up to $15.0 million of its common stock subject to the Company remaining in compliance with its indenture and credit facility.  Under the program the shares can be purchased from time to time in the open market, through privately negotiated transactions, a trading plan satisfying the safe harbor provisions of 10b5-1and Rule 10b-18 under the Securities and Exchange Act of 1934, a combination of the foregoing, or otherwise in accordance with security laws and regulations.

 Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:
99.1	Hawk Corporation Press Release dated November 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWK CORPORATION

Date: November 24, 2008	By:	/s/ Thomas A. Gilbride
Thomas A Gilbride
Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit Number                                Description

99.1                      Hawk Corporation Press Release dated November 24, 2008.